Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2013
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk
Concentrations of Credit Risk

The Company's loan portfolio is principally to borrowers throughout Cumberland, Dauphin, York, Lebanon, Lancaster and Berks counties of Pennsylvania where it has full-service stores. Commercial real estate loans and loan commitments for commercial real estate projects aggregated $697.9 million at December 31, 2013. Owner occupied real estate loans and loan commitments for commercial properties aggregated $320.0 million at December 31, 2013.

Commercial real estate loans are collateralized by the related project (principally multi-family residential, office building, lodging, land development and other properties) and typically require owner guarantees.  Maximum terms and maximum advance rates are established according to our underwriting guidelines based on our assessment of the overall risk of the project being financed.